First Quarter Fiscal 2024 Earnings Review September 7, 2023

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward- looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2024 in connection with our multi-year Global Restructuring Program; (xi) the possibility that the divestitures will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to planned dispositions; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. NON-GAAP MEASURES In this presentation, management provides the following non-GAAP performance measures:  Adjusted Revenue  Adjusted Earnings Per Share (“Adjusted EPS”);  Free Cash Flow less Product Development Spending;  Adjusted Contribution to Profit (“Adjusted CTP”) and margin;  Adjusted EBITDA and margin;  Organic revenue; and  Results on a constant currency (“CC”) basis. Management believes non-GAAP financial measures, which exclude our held for sale or sold businesses, impairment charges, and the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period applying the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2024 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP. 2

The Knowledge Company Wiley enables the creation of new knowledge and its application in science, learning, and innovation

Overview Q1 performance as expected due to the Hindawi publishing pause; underlying strength and momentum returning in Research with increasing article volume, favorable journal rankings, and new partner signings Reorganized Wiley from three separate teams to one market-facing team to leverage collective strength in publishing and solutions and drive operating leverage Moving expeditiously on divesting non-core assets in a challenging market Performance improvement and margin acceleration expected to begin later in Fiscal 2024 and be fully realized in Fiscal 2025 and 2026 First Quarter Overview 4

First Quarter Performance

GAAP Revenue	Adj. Revenue*	GAAP EPS	Adj. EPS*	Adj. EBITDA*
▼7%	▼8%	▼$1.35	▼37%	▼10%
$451M	$367M	($1.67)	$0.27	$60M

**Adjusted Revenue, Adjusted EPS, and Adjusted EBITDA performance excludes businesses held for sale or sold. Collectively, these businesses generated $84 million of revenue and $6 million of Adjusted EBITDA. All variances at constant currency except GAAP Revenue and EPS.*

Q1 Summary

- Adjusted Revenue weighed down by anticipated Hindawi decline and print declines in Academic publishing, offsetting double-digit growth in gold open access and assessments
- GAAP earnings mainly impacted by non-cash impairment charges
- Adjusted EBITDA performance as expected mainly due to Hindawi impact offsetting restructuring savings
- Adjusted EPS performance also impacted by higher interest expense

WILEY

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Q124 Earnings Presentation.pptx 6  Demand to publish improving with core article submissions +4%* and output +2%.* All subject areas and regions showing improvement  Increasing momentum in Gold Open Access, with strong double-digit revenue growth  Leading indicators of research output remain strong, such as global R&D funding  Mixed-model publishing environment continues (subscriptions, transformational agreements, and open access); Wiley prospers under all these models  Hindawi to recover growth trajectory in Fiscal 2025 and exceed Fiscal 2023 revenue in Fiscal 2026  Wiley’s journal brand asset continues to grow; 112 Hindawi journals recently received first Impact Factor and 35 saw higher scores (out of a total of 200 journals); demand improving. Strong scores for Wiley journals in China Research Publishing: Solid fundamentals with momentum growing *Excluding Hindawi

Reorganizing to reflect a more focused strategy

Full Year 2023*	Research	Learning
Businesses	Publishing and Solutions	Publishing and Solutions
Reporting Lines	Research Publishing and Solutions	Academic and Professional
Key Verticals	Science, Technical, Medical, Scholarly	Business, Technology, Science, Engineering
Total Adj. Revenue	$1,080M	$547M
% of Wiley Revenue	66%	34%
% Digital and Services	95%	55%
% Recurring	66%	14%
Adj. EBITDA Margin	34.9%	28.9%

*Exclude businesses held for sale or sold, including *University Services, Wiley Edge* (formerly Talent Development), *CrossKnowledge,* Test Prep and Advancement Courses. These assets are currently reported as 'businesses held for sale or sold. These businesses held for sale or sold generated $393 million of revenue (19% of old Wiley) and $43 million of Adjusted EBITDA (10% of old Wiley) in Fiscal 2023.

#Segment Adjusted EBITDA for Fiscal 2023. Wiley total Adjusted EBITDA (excluding businesses held for sale or sold) was $379M, including Held for Sale Adjusted EBITDA (+$43M) and corporate expenses of (-$155M).

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Q124 Earnings Presentation.pptx 8 Experienced Leadership Team Focused on execution Christina Van Tassell EVP & CFO 2021 Matt Leavy EVP, Operations 2018 Josh Jarrett SVP, Strategy 2021 Jay Flynn EVP, Research & Learning 2010 Brian Napack President & CEO Joined: 2017 Danielle McMahan EVP & Chief People Officer 2019 Deirdre Silver EVP & General Counsel 2002 Aref Matin EVP & CTO 2018 Shari Hofer EVP & CMO 2017 Todd Zipper EVP & GM, Talent 2018

Q124 Earnings Presentation.pptx 9 Focus on publishing and solutions in Research and Learning Focusing on must-have content, platforms, and solutions in vertical markets where we have strong competitive advantage, scale, and opportunity Divest non-core education assets Divesting University Services, Wiley Edge and CrossKnowledge to enhance focus, improve operating leverage, drive greater profitability, and optimize capital efficiency Right-size and optimize Right-sizing and streamlining the organization, infrastructure, and cost base for greater speed, synergy, efficiency, and profitability Actions underway to deliver performance and margin gains

Learning Segment Performance Financial Position

Q124 Earnings Presentation.pptx 11 Q1 Summary  Research Publishing decline mainly due to the Hindawi publishing disruption (-$19M); excluding Hindawi, publishing revenue up slightly. Underlying momentum improving  Research Solutions decline due to lower corporate spend on advertising and recruitment; underlying momentum continues in signing new society and corporate partners  EBITDA decline due to Hindawi earnings impact (-$18M); excluding Hindawi, Adjusted EBITDA +1% Research (millions) Q1 2024 Change Change CC Research Publishing $223 (7%) (8%) Research Solutions $35 (2%) (2%) Total Revenue $258 (6%) (7%) Adjusted EBITDA $77 (18%) Adjusted EBITDA Margin 29.8%

Q124 Earnings Presentation.pptx 12 Learning  Academic decline due to lower print sales and order timing in our key retail accounts, offsetting growth in digital courseware. Q1 a seasonally light quarter for Academic publishing  Professional performance driven by strong growth in assessments offsetting decline in publishing due to best seller in prior year  EBITDA growth mainly due to restructuring savings (millions) Q1 2024 Change Change CC Academic $48 (18%) (18%) Professional $61 0% 0% Total Revenue $109 (9%) (9%) Adjusted EBITDA $21 19% Adjusted EBITDA Margin 19.4% Q1 Summary

Q124 Earnings Presentation.pptx 13 Financial Position and Capital Allocation Free Cash Flow: Use of $106M vs. $114M in prior year. Variance due to lower incentive compensation payments. Capex: $24M in Q1, even with prior year M&A: No acquisitions in Q1. Wiley focusing on divesting non-core assets Dividends: 30 Years of consecutive increases; Yield at 4% (as of Sept 6) Share Repurchases: Acquired 301K shares for $10M at an average cost of $33.25/share (vs. 212K shares repurchased in prior year) Leverage: Net Debt-to-EBITDA of 1.9x ttm compared to 2.1x prior year Dividends and Repurchases Q1 Allocation $29M $29M Q123 Q124

Optimization and Cost Savings 14 Multi-year business optimization program underway • Driving toward a leaner and more agile workforce • Improving operating efficiency and modernizing infrastructure • Deploying capital more effectively Multi-year program expected to yield $100M in cost savings. Key buckets: 1. Right sizing corporate overhead 2. Eliminating stranded costs 3. Driving efficiency gains and cost synergies Q1 restructuring prior to divestitures  Targeted headcount reductions in corporate shared services and held for sale assets  Continued real estate consolidation

Q124 Earnings Presentation.pptx 15 Metric (Millions, except EPS) Fiscal 2023 ex-divestitures^ Fiscal 2024 Outlook ex-divestitures Total Adjusted Revenue* $1,627 $1,580 to $1,630 Research $1,080 Flat (+3% ex-Hindawi) Learning $547 Down low single digits Total Adjusted EBITDA* $379 $305 to $330 Total Adjusted EPS* $3.48 $2.05 to $2.40 *Wiley’s Fiscal 2024 outlook (“Adjusted Revenue,” “Adjusted EBITDA,” and “Adjusted EPS”) exclude businesses held for sale or sold, including University Services, Wiley Edge (formerly Talent Development), CrossKnowledge, Test Prep and Advancement Courses. ^Collectively, divested businesses (businesses held for sale or sold) generated $393 million of revenue, $43 million of Adjusted EBITDA, and $0.36 of Adjusted EPS in Fiscal 2023. Fiscal 2024 Outlook Reaffirmed  Adjusted Revenue primarily due to Hindawi publishing pause and lower print demand in Academic  Adjusted EBITDA primarily due to revenue performance, incentive compensation resetting, and wage inflation  Adjusted EPS further impacted by $0.42 of non-operational items including higher tax rate (-$0.21), pension expense (-$0.11), and interest (-$0.10)

Q1 performance as expected; Research leading indicators and momentum improving1 Moving expeditiously on divesting non-core assets in a challenging market 2 3 Fiscal 2024 a transition year with performance gains and margin acceleration expected in Fiscal 2025 and 20264 Key Highlights: Creating a stronger, more profitable Wiley Reorganized Wiley from three separate teams to one market-facing team to leverage collective strength and drive operating leverage

Q124 Earnings Presentation.pptx 17 October 12 Investor Day New Wiley Profile Focus and Extend Strategy Research and Learning — Target market — Products and business models — Competitive advantages and synergies — Growth and margin drivers Business Optimization Financial Overview and Fiscal 2026 Targets

Q124 Earnings Presentation.pptx 18 Thank you for joining us IR website at https://investors.wiley.com/ Contact us for follow-up at: brian.campbell@wiley.com Direct +1 (201) 748-6874

Q124 Earnings Presentation.pptx 19 Appendix – US GAAP to Non-GAAP EPS Reconciliation Reconciliation of US GAAP EPS to Non-GAAP Adjusted EPS 2023 2022 US GAAP Loss Per Share - Diluted (1.67)$ (0.32)$ Adjustments: Impairment of goodwill 0.43 - Restructuring and related charges 0.16 0.30 Foreign exchange (gains) losses on intercompany transactions, including the write off of certain cumulative translation adjustments (3) - 0.01 Amortization of acquired intangible assets (4) 0.23 0.36 Impairment charge related to assets held-for-sale and loss on sale of a business (5) 1.17 - Held for Sale or Sold segment Adjusted Net (Income) Loss (5) (0.07) 0.10 EPS impact of using weighted-average dilutive shares for adjusted EPS calculation (6) 0.02 0.01 Non-GAAP Adjusted Earnings Per Share - Diluted 0.27$ 0.46$ (amounts in thousands) 2023 2022 US GAAP Loss Before Taxes (106,723)$ (23,387)$ Impairment of goodwill 26,695 - Restructuring and related charges 12,123 22,441 Foreign exchange (gains) losses on intercompany transactions, including the write off of certain cumulative translation adjustments (3) (6) 666 Amortization of acquired intangible assets (4) 16,668 26,385 Impairment charge related to assets held-for-sale and loss on sale of a business (5) 75,929 - Held for Sale or Sold segment Adjusted (Income) Loss Before Taxes (5) (5,034) 7,594 Non-GAAP Adjusted Income Before Taxes 19,652$ 33,699$ US GAAP Income Tax Benefit (14,459)$ (5,552)$ Impairment of goodwill 2,697 - Restructuring and related charges 2,936 5,517 Foreign exchange (gains) losses on intercompany transactions, including the write off of certain cumulative translation adjustments (3) (34) 175 Amortization of acquired intangible assets (4) 3,873 5,832 Impairment charge related to assets held-for-sale and loss on sale of a business (5) 10,660 - Held for Sale or Sold segment Adjusted Tax (Provision) Benefit (5) (996) 1,569 Non-GAAP Adjusted Income Tax Provision 4,677$ 7,541$ US GAAP Effective Tax Rate 13.5% 23.7% Non-GAAP Adjusted Effective Tax Rate 23.8% 22.4% Pretax Impact of Adjustments: Three Months Ended July 31, Reconciliation of US GAAP Loss Before Taxes to Non-GAAP Adjusted Income Before Taxes Three Months Ended July 31, Reconciliation of US GAAP Income Tax Benefit to Non-GAAP Adjusted Income Tax Provision, including our US GAAP Effective Tax Rate and our Non-GAAP Adjusted Effective Tax Rate Income Tax Impact of Adjustments (7)

Q124 Earnings Presentation.pptx 20 Appendix – US GAAP to Non-GAAP EPS Notes (5) We are divesting non-core businesses, including University Services, Wiley Edge, and CrossKnowledge. These three businesses met the held-for- sale criteria and we measured each business at the lower of carrying value or fair value less cost to sell. We recorded a pretax impairment of $40.6 million for University Services and $33.3 million for CrossKnowledge in the three months ended July 31, 2023. In the three months ended July 31, 2023, the loss on sale of a business is due to the sale of our Tuition Manager business previously in our Held for Sale or Sold segment, which resulted in a pretax loss of approximately $2.0 million (net of tax loss of $1.6 million). In addition, our Adjusted EPS excludes the Adjusted Net (Income) Loss of our Held for Sale or Sold segment. (6) Represents the impact of using diluted weighted-average number of common shares outstanding (55.8 million shares and 56.5 million shares for the three months ended July 31, 2023 and 2022, respectively) included in the Non-GAAP Adjusted EPS calculation in order to apply the dilutive impact on adjusted net income due to the effect of unvested restricted stock units and other stock awards. This impact occurs when a US GAAP net loss is reported and the effect of using dilutive shares is antidilutive. (7) For the three months ended July 31, 2023 and 2022, substantially all of the tax impact was from deferred taxes. (1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three months ended July 31, 2023 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission. (2) All amounts are approximate due to rounding. (3) In fiscal year 2023 due to the closure of our operations in Russia, the Russia entity was deemed substantially liquidated. In the three months ended July 31, 2023, we wrote off an additional $0.9 million cumulative translation adjustment in earnings. This amount is reflected in Foreign exchange transaction losses on our Condensed Consolidated Statements of Net Loss. (4) Reflects the amortization of intangible assets established on the opening balance sheet for an acquired business. This includes the amortization of intangible assets such as developed technology, customer relationships, tradenames, etc., which is reflected in the "Amortization of intangible assets" line in the Condensed Consolidated Statements of Net Loss. It also includes the amortization of acquired product development assets, which is reflected in Cost of sales in the Condensed Consolidated Statements of Net Loss.

Q124 Earnings Presentation.pptx 21 Appendix – Net Income to Adjusted EBITDA 2023 2022 Net Loss (92,264)$ (17,835)$ Interest expense 11,334 6,332 Benefit for income taxes (14,459) (5,552) Depreciation and amortization 43,728 58,279 Non-GAAP EBITDA (51,661) 41,224 Impairment of goodwill 26,695 - Restructuring and related charges 12,123 22,441 Foreign exchange losses, including the write off of certain cumulative translation adjustments 1,620 616 Impairment charge related to assets held-for-sale and loss on sale of a business 75,929 - Other expense (income), net 1,485 (526) Held for Sale or Sold segment Adjusted EBITDA (2) (6,521) 2,435 Non-GAAP Adjusted EBITDA 59,670$ 66,190$ Adjusted EBITDA Margin 16.3% 16.8% Notes: (1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three months ended July 31, 2023 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission. (2) Our Non-GAAP Adjusted EBITDA excludes the Held for Sale or Sold segment Non-GAAP Adjusted EBITDA. July 31, JOHN WILEY & SONS, INC. SUPPLEMENTARY INFORMATION (1) RECONCILIATION OF US GAAP NET LOSS TO NON-GAAP EBITDA AND ADJUSTED EBITDA (unaudited) Three Months Ended